Exhibit 10.7

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Amendment Agreement”), dated as of July 13, 2007, is made by and among HILB ROGAL & HOBBS COMPANY, a Virginia corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, and each other lender party to the Credit Agreement (as defined below) (hereinafter Bank of America and such other lenders may be referred to individually as a “Lender” or collectively as the “Lenders”), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 26, 2006 (as the same may be amended, modified, supplemented, restated or replaced, the “Credit Agreement”); and

WHEREAS, as a condition to making the term loan facility and the revolving credit facility available to the Borrower the Lenders have required that all Domestic Subsidiaries of the Borrower guarantee payment of the Obligations; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended in order to adjust Acquisitions permitted by Section 7.10 as herein provided and upon the terms and conditions contained herein and the Administrative Agent and the Lenders are willing to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

1. Amendment. Subject to the terms and conditions set forth herein, the Agreement is hereby amended effective as of the date hereof as follows:

(a) Section 7.10(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

(a) Acquisitions. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(i) the Borrower or any Subsidiary may make any Acquisition in the event that, as of the most recent fiscal quarter end, and on a pro forma basis as of such date giving effect to such Acquisition (including the financing thereof), the Consolidated Leverage Ratio is less than 2.00 to 1.00; and

(ii) (A) from the Closing Date through the fiscal year ended December 31, 2007, if, as of the most recent fiscal quarter end, and on a pro forma basis as of such date giving effect to any proposed Acquisition (including the financing thereof), the Consolidated Leverage Ratio is equal to or greater than 2.00 to 1.00, then the Borrower or any Subsidiary may nevertheless make any such proposed Acquisition provided that the Cost of Acquisition thereof, together with (i) the Costs of Acquisition of each other Acquisition consummated during the fiscal year in which such proposed Acquisition is to be made and (ii) the aggregate amount of all performance-based earnout payments expected to be payable in respect of such fiscal year, does not exceed $300,000,000; and (B) from January 1, 2008 through the Maturity Date, if, as of the most recent fiscal quarter end, and on a pro forma basis as of such date giving effect to any proposed Acquisition (including the financing thereof), the Consolidated Leverage Ratio is equal to or greater than 2.00 to 1.00, then the Borrower or any Subsidiary may nevertheless make any such proposed Acquisition provided that the Cost of Acquisition thereof, together with (i) the Costs of Acquisition of each other Acquisition consummated during the fiscal year in which such proposed Acquisition is to be made and (ii) the aggregate amount of all performance-based earnout payments expected to be payable in respect of such fiscal year, does not exceed an amount equal to 125% of Consolidated EBITDA for the prior fiscal year; provided that with respect to each fiscal year in which an Acquisition is consummated in reliance on this Section 7.10(a)(ii), the Borrower shall deliver a certification (which may be included in the Compliance Certificate delivered concurrently with the audited annual financial statements pursuant to Section 6.01(a)) to the Administrative Agent demonstrating actual compliance with this Section 7.10(a)(ii);

2. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that:

(a) The representations and warranties made by the Borrower in Article V thereof are true on and as of the date hereof except that the financial statements referred to in Section 6.01 shall be those most recently furnished to the Administrative Agent pursuant to Section 6.01; and

(b) Both before and after giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the other Loan Documents, either immediately or with the lapse of time or the giving of notice, or both.

3. Consent and Confirmation. Each of the Guarantors hereby consent to the Borrower entering into this Amendment Agreement, each Guarantor hereby ratifies and confirms its obligations arising under the Guaranty Agreement.

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4. Conditions Precedent. This Amendment Agreement shall become effective upon the Borrower delivering to the Administrative Agent the following:

(i) four (4) counterparts of this Amendment Agreement duly executed by the Borrower, the Administrative Agent, the Lenders, and each Guarantor; and

(ii) such other certificates, instruments and documents as the Administrative Agent shall reasonably request.

5. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

7. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF NEW YORK SITTING IN NEW YORK COUNTY FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

9. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. Credit Agreement. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

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11. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

Borrower:

HILB ROGAL & HOBBS COMPANY

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Senior Vice President, Treasurer

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

Signature Page

GUARANTORS:

Bliss and Glennon, Inc.
Chamber Members Benefits Plan, Inc.
Ed Murray & Sons, Inc.
Frank F. Haack & Associates, Inc.
Freberg & Company of Wyoming, Inc.
Freberg Environmental, Inc.
Hilb Rogal & Hobbs Insurance Services of California, Inc.
Hilb Rogal & Hobbs Investment Company
Hilb Rogal & Hobbs of Alabama, Inc.
Hilb Rogal & Hobbs of Amarillo, Inc.
Hilb Rogal & Hobbs of Appleton, Inc.
Hilb Rogal & Hobbs of Arizona, Inc.
Hilb Rogal & Hobbs of Atlanta, Inc.
Hilb Rogal & Hobbs of Baltimore, Inc.
Hilb Rogal & Hobbs of Chicago, Inc.
Hilb Rogal & Hobbs of Colorado, Inc.
Hilb Rogal & Hobbs of Connecticut, LLC
Hilb Rogal & Hobbs of Corpus Christi, Inc.
Hilb Rogal & Hobbs of Dallas, Inc.
Hilb Rogal & Hobbs of Florida, Inc.
Hilb Rogal & Hobbs of Grand Rapids, Inc.
Hilb Rogal & Hobbs of Houston, Inc.
Hilb Rogal & Hobbs of Illinois, Inc.
Hilb Rogal & Hobbs of Kansas, Inc.
Hilb Rogal & Hobbs of Lansing, Inc.
Hilb Rogal & Hobbs of Massachusetts, LLC
Hilb Rogal & Hobbs of McAllen, Inc.
Hilb Rogal & Hobbs of Metropolitan Washington, Inc.
Hilb Rogal & Hobbs of Nebraska, Inc.
Hilb Rogal & Hobbs of New Jersey, LLC
Hilb Rogal & Hobbs of New York, LLC
Hilb Rogal & Hobbs of Northern New England, Inc.
Hilb Rogal & Hobbs of Ohio, LLC
Hilb Rogal & Hobbs of Oklahoma, Inc.
Hilb Rogal & Hobbs of Oregon, Inc.
Hilb Rogal & Hobbs of Philadelphia, LLC

By:
Name:	Carolyn Jones
Title:	Treasurer

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

Signature Page

Hilb Rogal & Hobbs of Pittsburgh, LLC
Hilb Rogal & Hobbs of Port Huron, Inc.
Hilb Rogal & Hobbs of San Antonio, Inc.
Hilb Rogal & Hobbs of Savannah, Inc.
Hilb Rogal & Hobbs of Tennessee, Inc.
Hilb Rogal & Hobbs of Texas, L.P.
Hilb Rogal & Hobbs of Upstate New York, LLC
Hilb Rogal & Hobbs of Virginia, Inc.
Hilb Rogal & Hobbs Professional Practice Insurance Brokers, Inc.
Hilb Rogal & Hobbs Realty Company
Hilb Rogal & Hobbs Services Company
Hobbs Group (NY), LLC
Hobbs Group Insurance Brokers, LLC
Hobbs Group, LLC
HRH Consulting Group, LLC
HRH Consulting, LLC
HRH Merger Company
Insurance Consultants & Analysts, Inc.
Integrated Risks Solutions Insurance Services, LLC
Kalvin Miller Holdings, LLC
Kirklin & Company, LLC
Maclean, Oddy & Associates, Inc.
SB&T Captive Management Company
Smith, Bell & Thompson, Inc.
The Managing Agency Group, Inc.
Westport Insurance Agency, Inc.
Westport Insurance Agency, LLC
Westport Insurance Brokerage, LLC
Westport Worldwide, LLC
Zutz Associates, Inc.
Harry David Zutz Insurance, Inc.
Zutz Financial Services, Inc.
Zutz and Company, Ltd.
Professional Liability Insurance, Inc.
Zutz Risk Management, Inc.

By:
Name:	Carolyn Jones
Title:	Treasurer

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Assistant Vice President

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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SUNTRUST BANK

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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ING CAPITAL LLC

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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BRANCH BANKING AND TRUST COMPANY OF VIRGINIA

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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CAROLINA FIRST BANK

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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HARRIS, N.A.

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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FIRST HORIZON BANK, a Division of First Tennessee Bank National Association

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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REGIONS BANK

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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COMERICA BANK

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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NORTH FORK BANK

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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CONSOLIDATED BANK & TRUST COMPANY

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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AIB Debt Management Limited

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Baker Street Funding CLO 2005-1 Ltd.

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Baker Street CLO II Ltd.

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Baker Street CLO III Ltd.

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Blackrock Senior Income Series V (f/k/a Granite Finance Limited)

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for Denali Capital CLO V, Ltd., or an affiliate

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for Denali Capital CLO VI, Ltd., or an affiliate

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for Denali Capital CLO VII, Ltd., or an affiliate

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Harch CLO III Limited

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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Harch CLO II Limited

By:
Name:
Title:

Hilb Rogal & Hobbs Company

Amendment No. 1 to Credit Agreement

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